UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 31, 2023
Meta Platforms, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35551	20-1665019

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Meta Way, Menlo Park, California 94025
(Address of principal executive offices and Zip Code)

(650) 543-4800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000006 par value	META	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 31, 2023, Meta Platforms, Inc. (the "Company") held its annual meeting of shareholders via live audio webcast (the "Annual Meeting"). At the Annual Meeting, the Company's shareholders voted on thirteen proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2023 (the "Proxy Statement"). At the beginning of the Annual Meeting, there were 1,754,606,529 shares of Class A common stock and 3,502,603,040 shares of Class B common stock present or represented by proxy at the Annual Meeting, which represented 91.90% of the combined voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together as a single class), and which constituted a quorum for the transaction of business. Holders of the Company's Class A common stock were entitled to one vote for each share held as of the close of business on April 6, 2023 (the "Record Date"), and holders of the Company's Class B common stock were entitled to ten votes for each share held as of the Record Date.

The shareholders of the Company voted on the following proposals at the Annual Meeting:

1.To elect nine directors, each to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

2.To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.

3.A shareholder proposal regarding government takedown requests.

4.A shareholder proposal regarding dual class capital structure.

5.A shareholder proposal regarding human rights impact assessment of targeted advertising.

6.A shareholder proposal regarding report on lobbying disclosures.

7.A shareholder proposal regarding report on allegations of political entanglement and content management biases in India.

8.A shareholder proposal regarding report on framework to assess company lobbying alignment with climate goals.

9.A shareholder proposal regarding report on reproductive rights and date privacy.

10.A shareholder proposal regarding report on enforcement of Community Standards and user content.

11.A shareholder proposal regarding report on child safety impacts and actual harm reduction to children.

12.A shareholder proposal regarding report on pay calibration to externalized costs.

13.A shareholder proposal regarding performance review of the audit & risk oversight committee.

1.Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Peggy Alford	4,397,201,474	638,028,279	223,805,267
Marc L. Andreessen	4,562,109,965	473,119,788	223,805,267
Andrew W. Houston	4,575,049,246	460,180,507	223,805,267
Nancy Killefer	4,988,759,917	46,469,836	223,805,267
Robert M. Kimmitt	4,905,696,922	129,532,831	223,805,267
Sheryl K. Sandberg	4,995,842,498	39,387,255	223,805,267
Tracey T. Travis	4,886,849,193	148,380,560	223,805,267
Tony Xu	4,588,903,919	446,325,834	223,805,267
Mark Zuckerberg	4,628,709,257	406,520,496	223,805,267

Each of the nine nominees for director was elected to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

2.Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions
5,176,904,631	78,164,976	3,965,413

There were no broker non-votes on this proposal.

The shareholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.

3.Shareholder Proposal Regarding Government Takedown Requests

For	Against	Abstentions	Broker Non-Votes
21,161,618	4,997,674,459	16,393,676	223,805,267

The shareholders did not approve the shareholder proposal regarding government takedown requests.

4.Shareholder Proposal Regarding Dual Class Capital Structure

For	Against	Abstentions	Broker Non-Votes
1,406,841,369	3,621,542,306	6,846,078	223,805,267

The shareholders did not approve the shareholder proposal regarding dual class capital structure.

5.Shareholder Proposal Regarding Human Rights Impact Assessment of Targeted Advertising

For	Against	Abstentions	Broker Non-Votes
845,051,262	4,119,907,712	70,270,779	223,805,267

The shareholders did not approve the shareholder proposal regarding human rights impact assessment of targeted advertising.

6.Shareholder Proposal Regarding Report on Lobbying Disclosures

For	Against	Abstentions	Broker Non-Votes
731,006,998	4,289,286,570	14,936,185	223,805,267

The shareholders did not approve the shareholder proposal regarding report on lobbying disclosures.

7.Shareholder Proposal Regarding Report on Allegations of Political Entanglement and Content Management Biases in India

For	Against	Abstentions	Broker Non-Votes
228,827,965	4,738,909,941	67,491,847	223,805,267

The shareholders did not approve the shareholder proposal regarding report on allegations of political entanglement and content management biases in India.

8.Shareholder Proposal Regarding Report on Framework to Assess Company Lobbying Alignment with Climate Goals

For	Against	Abstentions	Broker Non-Votes
492,189,469	4,527,617,352	15,422,932	223,805,267

The shareholders did not approve the shareholder proposal regarding report on framework to assess company lobbying alignment with climate goals.

9.Shareholder Proposal Regarding Report on Reproductive Rights and Data Privacy

For	Against	Abstentions	Broker Non-Votes
481,236,650	4,527,112,583	26,880,520	223,805,267

The shareholders did not approve the shareholder proposal regarding report on reproductive rights and data privacy.
10.Shareholder Proposal Regarding Report on Enforcement of Community Standards and User Content

For	Against	Abstentions	Broker Non-Votes
359,502,758	4,658,516,757	17,210,238	223,805,267

The shareholders did not approve the shareholder proposal regarding report on enforcement of Community Standards and user content.
11.Shareholder Proposal Regarding Report on Child Safety Impacts and Actual Harm Reduction to Children

For	Against	Abstentions	Broker Non-Votes
817,020,915	4,202,589,505	15,619,333	223,805,267

The shareholders did not approve the shareholder proposal regarding report on child safety impacts and actual harm reduction to children.
12.Shareholder Proposal Regarding Report on Pay Calibration to Externalized Costs

For	Against	Abstentions	Broker Non-Votes
359,570,618	4,662,026,384	13,632,751	223,805,267

The shareholders did not approve the shareholder proposal regarding report on pay calibration to externalized costs.

13.Shareholder Proposal Regarding Performance Review of the Audit & Risk Oversight Committee

For	Against	Abstentions	Broker Non-Votes
333,995,525	4,687,312,553	13,921,675	223,805,267

The shareholders did not approve the shareholder proposal regarding performance review of the audit & risk oversight committee.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META PLATFORMS, INC.

Date:	June 1, 2023	By:	/s/ Katherine R. Kelly
		Name:	Katherine R. Kelly
		Title:	Vice President, Deputy General Counsel and Secretary